SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K



                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  October 21, 1998

                     Noise Cancellation Technologies, Inc.
              (Exact name of Registrant as specified in Charter)


      Delaware                    0-18267                     59-2501025
(State or other juris-            (Commission                 (IRS Employer
diction of incorporation)         File Number)                Identification
                                                              Number)


1025 West Nursery Road, Linthicum, Maryland                   21090
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number including area code:            (410) 636-8700


                                     None
         (Former name or former address, if changes since last report)



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Item 5.  Other Events.

      At the Annual Meeting of Stockholders of Noise Cancellation Technologies, Inc. (the "Company") held on October 20, 1998, the stockholders approved an amendment to the Company's Restated Certificate of Incorporation changing the name of the Company to "NCT Group, Inc.". Such amendment became effective on October 21, 1998, when the Company filed a Certificate of Amendment to its Restated Certificate of Incorporation in the Office of the Secretary of State of Delaware pursuant to the requirements of the General Corporation Law of the State of Delaware.

                                    SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NOISE CANCELLATION TECHNOLOGIES, INC.


                                    By    /s/ CY E. HAMMOND
                                    -------------------------------------
                                          Cy E. Hammond
                                          Senior Vice President,
                                          Chief Financial Officer

Dated:  October 22, 1998